Exhibit 99.1 Press Release Dated April 28, 2021

FOR IMMEDIATE RELEASE

For more information, contact:

Chevis C. Swetman, President and CEO

228-435-8205

cswetman@thepeoples.com

PEOPLES FINANCIAL CORPORATION

ANNOUNCES NEW STOCK REPURCHASE PROGRAM

BILOXI, MS (April 28, 2021) ‐- The board of directors of Peoples Financial Corporation (the “Company”)(OTCQX Best Market: PFBX), parent of The Peoples Bank (the “Bank”), announced its approval to repurchase up to 200,000 additional shares of the Company’s outstanding common stock. In accordance with the limitations set forth in Rule 10b-18 of the Securities and Exchange Commission and other applicable legal requirements, shares will be repurchased at the discretion of management either on the open market or through privately negotiated transactions, and repurchased shares will be retired. As of March 31, 2021, the Company reported common shares outstanding of 4,878,557.

The stock repurchase program goes back to May 2000 when the Company initially repurchased and retired 2.5% of the common shares then outstanding. Subsequent and current phases of the stock repurchase program are as follows:

	Number of
	Shares
Date Announced	Repurchased and Retired

12/8/2017	110,000
9/26/2018	70,000
11/8/2019	65,000	*
	245,000

	371	*	remaining shares available to be repurchased and retired under the 2019 repurchase program

4/28/2021	200,000		shares to be repurchased and retired under the 2021 repurchase program

	200,371		Total shares available to be repurchased and retired

The timing of the planned repurchases will depend on market conditions and other requirements. The Company currently anticipates the share repurchase program will extend over a twelve-month time frame or expire earlier if the shares are completely repurchased before the end of that period. The share repurchase program does not obligate the Company to repurchase any dollar amount or number of shares, and the program may be extended, modified, suspended or discontinued at any time.

“We are pleased with our continued financial improvement along with our record first quarter earnings announced earlier this month and our increased dividend payment on April 8, 2021,” said Chevis C. Swetman, Chairman and CEO of the Company and the Bank. “We remain dedicated to enhancing shareholder value and returning earnings to our shareholders,” he added.

Founded in 1896, our Bank had $750 million in total assets as of March 31, 2021. The Peoples Bank operates 18 branches along the Mississippi Gulf Coast in Hancock, Harrison, Jackson and Stone counties. In addition to offering a comprehensive range of retail and commercial banking services, the Bank also operates a trust and investment services department that has provided customers with financial, estate and retirement planning services since 1936.

Peoples Financial Corporation’s common stock is listed on the OTCQX Best Market under the symbol PFBX. Additional information is available on the Internet at the Company’s website, www.thepeoples.com, and at the website of the Securities and Exchange Commission, www.sec.gov.

This news release reflects industry conditions, Company performance and financial results and contains “forward-looking statements,” which may include forecasts of our financial results and condition, expectations for our operations and businesses, and our assumptions for those forecasts and expectations. Do not place undue reliance on forward-looking statements. These forward-looking statements are subject to a number of risk factors and uncertainties which could cause the Company’s actual results and experience to differ materially from the anticipated results and expectation expressed in such forward-looking statements.

Factors that could cause our actual results to differ materially from our forward-looking statements are described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Regulation and Supervision” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in other documents subsequently filed by the Company with the Securities and Exchange Commission, available at the SEC’s website and the Company’s website, each of which are referenced above. To the extent that statements in this news release relate to future plans, objectives, financial results or performance by the Company, these statements are deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are generally identified by use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology.

Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. All information is as of the date of this news release. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.